Income Taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes
15.          Income Taxes
The Group’s income tax expense/(benefit) for the three and six months ended June 30, 2025, resulted in an effective tax rate of 11.3% and 18.9%, respectively, (2024: 14.6% and 14.6%). The income tax expense/(benefit) for the three and six months ended June 30, 2025 was $2.5 million and $(5.3) million, respectively, (2024: $9.2 million and $23.1 million).
Due to FIHL being a U.K. tax resident company, in 2024 a U.K. top-up tax of 15% was payable on the taxable net income of FIBL. This resulted from the Pillar II requirements that became effective from January 1, 2024 in the U.K. In 2025, FIBL is instead subject to the Bermuda Corporate Income Tax regime that was enacted in 2023, effective from January 1, 2025.
The Group’s income tax expense may fluctuate from period to period based on the relative mix of income or loss reported by jurisdiction and the varying tax rates in each jurisdiction.